                      ANNUAL REPORT  |  December 31, 2000


                                                                      The Strong

                                                           O P P O R T U N I T Y

                                                                         Fund II

                                 [PHOTO HERE]

                               Table of Contents

Investment Review

     Strong Opportunity Fund II.........................   2

Financial Information

     Schedule of Investments in Securities

          Strong Opportunity Fund II....................   4

     Statement of Assets and Liabilities................   6

     Statement of Operations............................   7

     Statements of Changes in Net Assets................   8

     Notes to Financial Statements......................   9

Financial Highlights....................................  12

Report of Independent Accountants.......................  13  [LOGO HERE] STRONG

Strong Opportunity Fund II

--------------------------------------------------------------------------------
Your Fund's Approach

The Strong Opportunity Fund II seeks capital growth. It invests primarily in stocks of medium-capitalization companies that the Fund's manager believes are underpriced, yet have attractive growth prospects. He bases his analysis on a company's "private market value" -- the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The manager determines a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value.
--------------------------------------------------------------------------------

                    Growth of an Assumed $10,000 Investment
                            From 5-8-92 to 12-31-00

The Strong Opportunity Fund II    Russell Midcap(TM) Index*     S&P MidCap 400 Index*     Lipper Multi-Cap Value Funds Index*
Apr 92       $10,000                 $10,000                        $10,000                         $10,000
Dec 92       $11,617                 $11,347                        $11,384                         $10,900
Dec 93       $14,540                 $12,970                        $12,972                         $12,396
Dec 94       $15,064                 $12,699                        $12,507                         $12,410
Dec 95       $18,953                 $17,074                        $16,378                         $16,258
Dec 96       $22,393                 $20,318                        $19,523                         $19,671
Dec 97       $28,093                 $26,212                        $25,820                         $24,965
Dec 98       $31,897                 $28,859                        $30,755                         $26,594
Dec 99       $43,032                 $34,120                        $35,284                         $28,173
Dec 00       $45,871                 $36,935                        $41,461                         $30,888

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap (TM) Index, the S&P MidCap 400 Index ("S&P MidCap 400"), and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. We are replacing the S&P MidCap 400 Index with the Russell Midcap (TM) Index as we believe the Russell Midcap(TM) Index more accurately reflects the Fund's investment program. To equalize time periods, the indexes' performances were prorated for the month of May 1992.

Q:   How did your Fund perform?

A: Volatility and change were two of the constants affecting the stock market in 2000. The first quarter saw an acceleration in the performance of momentum-style investing. Following a peak in March, the next six months reflected a transition phase away from momentum investing and toward more traditional styles. However, the harsh reality of the transition only became evident in the fourth quarter, as indexes showed major price declines.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The volatility of the market was driven by three events. First, performance of the market over the past couple of years became increasingly concentrated in a few specific segments of the market. Valuations in these specific areas of the market were driven so high that they became increasingly unsustainable and were set for a correction. Second, the Federal Reserve continued to increase rates in the first half of 2000, including a final, half-percent increase in May. Continued rate increases kept pressure on the stock market, particularly those that needed to tap into the markets for capital.

     Finally, after a decade of strong growth, the economy began to weaken at year-end. In addition to the sluggishness of the industrial segment of the economy, service and technology companies began to see their fundamentals deteriorate. While the changes occurring within technology offer exciting possibilities, the high valuations and speculative business plans left many companies vulnerable to the correction that began in March. After peaking up 20% for the year in early March, the Nasdaq began a precipitous decline and ended the year down almost 40%.

     The Fund's holdings in companies with strong fundamentals, solid financials, and understandable valuations such as Corning and Micron Technologies posted strong returns, but overall, technology holdings hurt the Fund and the broader market. Our underweighted position in technology and our strong stock selection, however, helped control risk during this volatile time.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The Fund benefited in 2000 from an overweighting in energy stocks. As oil and natural-gas prices rose, such companies as Apache Corp., Weatherford International, and Enron enjoyed solid performance. We are maintaining our overweighting in energy, as we believe strong fundamentals should allow stocks in this sector to experience further appreciation. Financial stocks also contributed positively to the Fund's performance. As the Federal Reserve stopped raising rates, many financials enjoyed a strong recovery; investors revisited the group to find improving fundamentals in addition to the favorable interest-rate environment. Our purchase of John Hancock during the year, as well as our holdings in Ace Limited and Mellon Financial, helped boost performance.

     Cyclical companies offered both positives and negatives for the Fund this past year. The slowing economy hurt our holdings in retailers and industrials. Even though such holdings as Mead and Nordstrom were hurt by deteriorating fundamentals, we believe that overall fundamentals in old-economy stocks are nearing bottom. Valuations are now quite attractive, so we have taken the opportunity to add to existing positions and to add new stocks to the portfolio, such as Masco Corporation and Target. While the economy is at risk for further weakening of fundamentals, we believe Federal Reserve actions to keep interest rates low and potential tax relief from Washington should help support the economy.

Q:   What is your future outlook?

A: The stock market remains in a transition mode, and it must now develop a clearer picture of the depth and length of the economic downturn. Unfortunately, momentum investing is still playing a role in the market. Until the momentum style has been fully discarded and many of its adherents driven out of the market, we believe the market averages are likely to experience choppy performance. However, as has been the case in the past six months, we believe the average stock is likely to post reasonable performance, dependent on the strength of the economy.

     Richard Trent Weiss
     Portfolio Manager

--------------------------------------------------------------------------------

                               AVERAGE ANNUAL
                               TOTAL RETURNS/1/

                                As of 12-31-00

                      1-year           6.60%

                      3-year          17.75%

                      5-year          19.34%

             Since Inception          19.26%
                   (5-8-92)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

/1/ The Fund's returns include the effect of deducting fund expenses, but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund's return quotations has the effect of increasing performance quoted.

* The Russell Midcap Index(TM) is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. The S&P MidCap 400 Index is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index and the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                          December 31, 2000
--------------------------------------------------------------------------------

                          STRONG OPPORTUNITY FUND II


                                                     Shares or
                                                     Principal       Value
                                                     Amount         (Note 2)
--------------------------------------------------------------------------------
Common Stocks 85.1%
Banks - Money Center 1.8%
Bank of America Corporation                           350,000    $ 16,056,250
J.P. Morgan Chase & Company, Inc.                     115,000       5,225,313
                                                                 ------------
                                                                   21,281,563

Banks - Super Regional 3.7%
Bank One Corporation                                  345,000      12,635,625
Mellon Financial Corporation                          260,000      12,788,750
Wells Fargo Company                                   325,000      18,098,438
                                                                 ------------
                                                                   43,522,813

Beverages - Alcoholic 1.1%
Diageo PLC                                          1,150,348      12,900,002

Beverages - Soft Drinks 2.5%
The Pepsi Bottling Group, Inc.                        307,000      12,260,813
Whitman Corporation (b)                             1,026,000      16,800,750
                                                                 ------------
                                                                   29,061,563

Building - Construction Products/
        Miscellaneous 1.8%
Masco Corporation                                     821,500      21,102,281

Building - Paint & Allied Products 1.3%
Sherwin Williams Company                              605,000      15,919,063

Building Products - Wood 1.4%
Weyerhaeuser Company                                  323,200      16,402,400

Chemicals - Specialty 2.0%
Praxair, Inc.                                         356,100      15,801,937
Solutia, Inc.                                         685,000       8,220,000
                                                                 ------------
                                                                   24,021,937

Computer - Graphics 0.1%
NVIDIA Corporation (b)                                 32,200       1,055,053

Computer - Manufacturers 2.0%
Compaq Computer Corporation                           705,000      10,610,250
NCR Corporation (b)                                   260,000      12,772,500
                                                                 ------------
                                                                   23,382,750

Computer - Services 1.2%
Electronic Data Systems Corporation                   250,000      14,437,500

Computer Software - Desktop 1.1%
Symantec Corporation (b)                              396,700      13,239,863

Computer Software - Enterprise 0.9%
Keane, Inc. (b)                                       339,100       3,306,225
VERITAS Software Corporation (b)                       83,148       7,275,450
                                                                 ------------
                                                                   10,581,675

Computer Software - Financial 0.5%
Intuit, Inc. (b)                                      151,000       5,955,062

Electrical - Equipment 1.3%
W.W. Grainger, Inc.                                   430,000      15,695,000

Electronics - Military Systems 1.1%
General Motors Corporation Class H (b)                570,000      13,110,000

Electronics - Semiconductor Manufacturing 2.2%
Micron Technology, Inc. (b)                           375,000      13,312,500
Texas Instruments, Inc.                               278,000      13,170,250
                                                                 ------------
                                                                   26,482,750

Electronics Products - Miscellaneous 1.0%
AVX Corporation                                       700,000      11,462,500

Finance - Equity REIT 1.4%
Archstone Communities Trust                           290,000    $  7,467,500
Equity Office Properties Trust                        270,700       8,831,588
                                                                 ------------
                                                                   16,299,088

Finance - Publicly Traded Investment
        Funds - Equity 3.8%
Nasdaq-100 Shares (b)                                 190,000      11,091,250
Standard & Poor's Depositary Receipt Trust
        Unit Series 1                                 258,000      33,846,375
                                                                 ------------
                                                                   44,937,625

Financial Services - Miscellaneous 1.7%
John Hancock Financial Services, Inc.                 525,000      19,753,125

Household - Housewares 1.3%
Newell Rubbermaid, Inc.                               670,000      15,242,500

Insurance - Property/Casualty/Title 4.4%
ACE, Ltd.                                             395,000      16,762,813
The Allstate Corporation                              425,000      18,514,062
American International Group, Inc.                    175,000      17,248,438
                                                                 ------------
                                                                   52,525,313

Internet - Internet Service Provider/Content 2.5%
America Online, Inc. (b)                              352,900      12,280,920
CNET Networks, Inc. (b)                               803,500      12,843,445
Walt Disney Internet Group (b)                        933,400       4,025,288
Terra Networks SA Sponsored ADR                        86,000         908,375
                                                                 ------------
                                                                   30,058,028

Internet - Network Security/Solutions 1.2%
Genuity, Inc. (b)                                   1,609,800       8,149,612
VeriSign, Inc. (b)                                     85,000       6,305,938
                                                                 ------------
                                                                   14,455,550

Media - Cable TV 3.9%
AT&T Corporation - Liberty Media Group
        Class A (b)                                   910,000      12,341,875
Comcast Corporation Class A (b)                       367,000      15,322,250
Cox Communications, Inc. Class A (b)                  390,000      18,159,375
                                                                 ------------
                                                                   45,823,500

Media - Newspapers 1.6%
The E.W. Scripps Company Class A                      308,000      19,365,500

Medical - Generic Drugs 1.1%
Watson Pharmaceuticals, Inc. (b)                      256,300      13,119,356

Medical - Health Maintenance
        Organizations 1.5%
CIGNA Corporation                                     137,000      18,125,100

Medical - Outpatient/Home Care 1.6%
HEALTHSOUTH Corporation (b)                         1,140,000      18,596,250

Medical - Products 1.3%
Boston Scientific Corporation (b)                   1,082,000      14,809,875

Medical/Dental - Supplies 0.9%
Apogent Technologies, Inc. (b)                        456,000       9,348,000
Sybron Dental Specialties, Inc. (b)                    43,566         735,176
                                                                 ------------
                                                                   10,083,176

Metal Products - Fasteners 1.4%
Illinois Tool Works, Inc.                             280,000      16,677,500

Oil & Gas - Drilling 1.3%
R&B Falcon Corporation (b)                            304,000       6,973,000
Transocean Sedco Forex, Inc.                          195,000       8,970,000
                                                                 ------------
                                                                   15,943,000

--------------------------------------------------------------------------------
                    STRONG OPPORTUNITY FUND II (continued)


                                                     Shares or
                                                     Principal       Value
                                                     Amount         (Note 2)
--------------------------------------------------------------------------------
Oil & Gas - Field Services 1.6%
BJ Services Company (b)                             270,000    $    18,596,250

Oil & Gas - Machinery/Equipment 3.0%
Cooper Cameron Corporation (b)                      262,000         17,308,375
Weatherford International, Inc. (b)                 388,000         18,333,000
                                                               ---------------
                                                                    35,641,375

Oil & Gas - Production/Pipeline 1.5%
Enron Corporation                                   215,000         17,871,875

Oil & Gas - United States Exploration &
        Production 1.6%
Devon Energy Corporation                            311,000         18,961,670

Oil & Gas - United States Integrated 1.4%
Unocal Corporation                                  415,000         16,055,313

Paper & Paper Products 1.1%
The Mead Corporation                                425,000         13,334,375

Retail - Apparel/Shoe 1.4%
Nordstrom, Inc.                                     880,000         16,005,000

Retail - Department Stores 1.4%
Federated Department Stores, Inc. (b)               472,000         16,520,000

Retail - Major Discount Chains 1.5%
Kmart Corporation (b)                               356,500          1,893,906
Target Corporation                                  495,000         15,963,750
                                                               ---------------
                                                                    17,857,656

Retail/Wholesale - Building Products 1.4%
Lowe's Companies, Inc.                              362,000         16,109,000

Retail/Wholesale - Office Supplies 1.3%
Staples, Inc. (b)                                 1,325,000         15,651,562

Telecommunications - Cellular 2.1%
Vodafone Group PLC Sponsored ADR                    360,000         12,892,500
VoiceStream Wireless Corporation (b)                120,000         12,075,000
                                                               ---------------
                                                                    24,967,500

Telecommunications - Equipment 0.5%
Corning, Inc.                                       101,800          5,376,312

Telecommunications - Services 3.3%
AT&T Corporation                                    308,000          5,332,250
Infonet Services Corporation Class B (b)            285,000          1,425,000
Sprint Corporation                                  540,000         10,968,750
Telephone & Data Systems, Inc.                      158,000         14,220,000
XO Communications, Inc. Class A (b)                 401,600          7,153,500
                                                               ---------------
                                                                    39,099,500

Transportation - Airline 1.0%
AMR Corporation (b)                                 258,800         10,141,725
Air New Zealand, Ltd. Class B                     1,886,666          1,880,534
                                                               ---------------
                                                                    12,022,259

Transportation - Truck 1.4%
CNF, Inc.                                           475,000         16,060,937

Utility - Electric Power 1.7%
NiSource, Inc.                                      660,000         20,295,000
------------------------------------------------------------------------------
Total Common Stocks (Cost $840,088,366)                          1,005,853,845
------------------------------------------------------------------------------

Preferred Stocks 0.2%
XO Communications, Inc. 14.00% Senior
        Exchangeable                                 56,500    $     1,709,125
------------------------------------------------------------------------------
Total Preferred Stocks (Cost $1,719,500)                             1,709,125
------------------------------------------------------------------------------
Corporate Notes 0.0%
Nextlink Communications, Inc. Senior Notes,
        10.75%, Due 6/01/09                      $  260,000            214,500
------------------------------------------------------------------------------
Total Corporate Notes (Cost $213,311)                                  214,500
------------------------------------------------------------------------------
Short-Term Investments (a) 15.6%
Commercial Paper 0.3%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.32%                         3,560,100          3,560,100
Sara Lee Corporation, 6.25%                          46,100             46,100
Wisconsin Electric Power Company, 6.24%              20,900             20,900
                                                               ---------------
                                                                     3,627,100

Repurchase Agreements 15.3%
Barclays Capital, Inc. (Dated 12/29/00), 6.00%,
        Due 1/02/01 (Repurchase proceeds
        $181,120,667); Collateralized by:
        United States Treasury Notes (c)        181,000,000        181,000,000
------------------------------------------------------------------------------
Total Short-Term Investments (Cost $184,627,100)                   184,627,100
------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,026,648,277) 100.9%     1,192,404,570
Other Assets and Liabilities, Net (0.9%)                           (10,592,515)
------------------------------------------------------------------------------
Net Assets 100.0%                                              $ 1,181,812,055
==============================================================================

WRITTEN OPTIONS ACTIVITY
------------------------------------------------------------------------------
                                                  Contracts           Premiums
------------------------------------------------------------------------------
Options outstanding at beginning of year                160          $ 222,439
Options written during the year                          --                 --
Options closed                                           --                 --
Options expired                                        (160)          (222,439)
Options exercised                                        --                 --
                                                      -----          ---------
Options outstanding at end of year                       --          $      --
                                                      =====          =========

Expired options resulted in a capital gain of $222,439.

LEGEND
------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Non-income producing security.
(c)  See Note 2(I) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.


                      See Notes to Financial Statements.                       5

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2000

                                                                             Strong
                                                                          Opportunity
                                                                            Fund II
                                                                         ---------------
Assets:
   Investments in Securities, at Value (Cost of $1,026,648,277)
        (Including Repurchase Agreements of $181,000,000)                $ 1,192,404,570
   Receivable for Securities Sold                                              4,701,215
   Receivable for Fund Shares Sold                                             1,124,747
   Dividends and Interest Receivable                                             576,265
   Other Assets                                                                   16,603
                                                                         ---------------
   Total Assets                                                            1,198,823,400

Liabilities:
   Payable for Securities Purchased                                           16,969,413
   Payable for Fund Shares Redeemed                                                3,180
   Accrued Operating Expenses and Other Liabilities                               38,752
                                                                         ---------------
   Total Liabilities                                                          17,011,345
                                                                         ---------------
Net Assets                                                               $ 1,181,812,055
                                                                         ===============

Net Assets Consist of:
   Capital Stock (par value and paid-in capital)                         $   816,624,915
   Undistributed Net Investment Income                                         4,655,361
   Undistributed Net Realized Gain                                           194,775,321
   Net Unrealized Appreciation                                               165,756,458
                                                                         ---------------
   Net Assets                                                            $ 1,181,812,055
                                                                         ===============

Capital Shares Outstanding (Unlimited Number Authorized)                      49,360,003

Net Asset Value Per Share                                                $         23.94
                                                                         ===============

6                     See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 2000

                                                                                        Strong
                                                                                      Opportunity
                                                                                        Fund II
                                                                                     -------------
Income:
   Dividends (net of foreign withholding taxes of $59,494)                           $  10,360,534
   Interest                                                                              7,286,884
                                                                                     -------------
   Total Income                                                                         17,647,418

Expenses:
   Investment Advisory Fees                                                             11,556,748
   Custodian Fees                                                                           73,709
   Shareholder Servicing Costs                                                           1,907,467
   Other                                                                                   132,520
                                                                                     -------------
   Total Expenses before Waivers, Absorptions and Fees Paid Indirectly by Advisor       13,670,444
   Voluntary Expense Waivers and Absorptions by Advisor                                   (630,709)
   Fees Paid Indirectly by Advisor (Note 3)                                               (182,123)
                                                                                     -------------
   Expenses, Net                                                                        12,857,612
                                                                                     -------------
Net Investment Income                                                                    4,789,806

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
        Investments                                                                    189,552,242
        Options                                                                            222,439
        Foreign Currencies                                                                  (7,619)
                                                                                     -------------
        Net Realized Gain                                                              189,767,062
   Net Change in Unrealized Appreciation/Depreciation on:
        Investments                                                                   (121,321,251)
        Options                                                                           (120,439)
        Foreign Currencies                                                                    (808)
                                                                                     -------------
        Net Change in Unrealized Appreciation/Depreciation                            (121,442,498)
                                                                                     -------------
Net Gain on Investments                                                                 68,324,564
                                                                                     -------------
Net Increase in Net Assets Resulting from Operations                                 $  73,114,370
                                                                                     =============

                      See Notes to Financial Statements.                       7

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    Strong Opportunity Fund II
                                                                 ------------------------------------
                                                                    Year Ended          Year Ended
                                                                   Dec. 31, 2000       Dec. 31, 1999
                                                                 -----------------  -----------------
Operations:
  Net Investment Income                                          $     4,789,806    $     2,733,620
  Net Realized Gain                                                  189,767,062        158,598,711
  Net Change in Unrealized Appreciation/Depreciation                (121,442,498)       133,780,387
                                                                ----------------    ---------------
  Net Increase in Net Assets Resulting from Operations                73,114,370        295,112,718
Distributions:
  From Net Investment Income                                          (2,653,589)                --
  From Net Realized Gains                                           (148,811,105)       (99,944,225)
                                                                ----------------    ---------------
  Total Distributions                                               (151,464,694)       (99,944,225)
Capital Share Transactions:
  Proceeds from Shares Sold                                          253,802,881        199,519,637
  Proceeds from Reinvestment of Distributions                        151,464,717         99,931,457
  Payment for Shares Redeemed                                       (264,340,352)      (287,125,219)
                                                                ----------------    ---------------
  Net Increase in Net Assets from Capital Share Transactions         140,927,246         12,325,875
                                                                ----------------    ---------------
Total Increase in Net Assets                                          62,576,922        207,494,368
Net Assets:
  Beginning of Year                                                1,119,235,133        911,740,765
                                                                ----------------    ---------------
  End of Year                                                    $ 1,181,812,055    $ 1,119,235,133
                                                                ================    ===============
Transactions in Shares of the Fund:
  Sold                                                                 9,455,896          8,794,424
  Issued in Reinvestment of Distributions                              6,693,334          4,986,600
  Redeemed                                                            (9,855,197)       (12,695,396)
                                                                ----------------    ---------------
  Net Increase in Shares of the Fund                                   6,294,033          1,085,628
                                                                ================    ===============

8                     See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2000

1.   Organization

     Strong Opportunity Fund II, Inc. is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 2000, approximately 72% of the Funds shares were owned by the separate accounts of one insurance company.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuers financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at December 31, 2000.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Fund may be designated as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2000

     (F) Options -- The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Securities held by the Fund may be designated as collateral on written options.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Funds investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (J) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (K) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   Related Party Transactions

     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived or absorbed by the Advisor if the Funds operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Funds Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Funds level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Other Expenses in the Funds Statement of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by Advisor in the Funds Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at December 31, 2000, shareholder servicing and other expenses paid to the Advisor, transfer agency banking credits and unaffiliated directors fees, excluding the effects of waivers and absorptions, for the year then ended, were $16,110, $1,907,468, $182,123 and $21,585, respectively.

________________________________________________________________________________

4.   Line of Credit

     The Strong Funds have established a line of credit agreement (LOC) with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Funds total assets or any explicit borrowing limits in the Funds prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At December 31, 2000, there were no borrowings by the Fund outstanding under the LOC.

5.   Investment Transactions

     The aggregate purchases and sales of long-term securities, other than long-term government securities, during the year ended December 31, 2000 were $866,122,796 and $937,548,321, respectively. There were no purchases or sales of long-term government securities during the year ended December 31, 2000.

6.   Income Tax Information

     At December 31, 2000, the cost of investments in securities for federal income tax purposes was $1,040,617,511. Net unrealized appreciation of securities was $151,787,059, consisting of gross unrealized appreciation and depreciation of $262,345,169 and $110,558,110, respectively.

     During the year ended December 31, 2000, the Fund paid a capital gain distribution (taxable as long-term capital gains at 20%) to shareholders of $102,565,406 (unaudited).

     For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 2000, which is designated as qualifying for the dividends-received deduction is 100.0% (unaudited).

7.   Recent Financial Reporting Pronouncement

     In November 2000, the American Institute of Certified Public Accountants issued a new Audit and Accounting Guide for Investment Companies (the Guide). The Guide supersedes its predecessor and is effective for fiscal years beginning after December 15, 2000. The new Guide, among other things, sets forth certain accounting principles that must be applied by investment companies and may require a change from their present practices. Investment companies will be required to amortize premiums and discounts on debt securities using the interest method and to record paydown gains and losses on asset-backed securities as adjustments to interest income, not as realized gains and losses. The Fund presently intends to adopt the Guides provisions for the year ending December 31, 2001, and does not expect the adoption of the new Guide to have a significant effect on its recognition of income or gains and losses. Further, it will not affect the determination of either net asset values or total returns.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG OPPORTUNITY FUND II
--------------------------------------------------------------------------------

                                                                                       Year Ended
                                                           -----------------------------------------------------------------
                                                                 Dec. 31,      Dec. 31,    Dec. 31,    Dec. 31,     Dec. 31,
Selected Per-Share Data/(a)/                                       2000          1999        1998        1997         1996
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $   25.99     $   21.72    $  21.70   $   19.24     $ 17.04
Income From Investment Operations:
  Net Investment Income                                              0.09          0.06        0.05        0.07        0.13
  Net Realized and Unrealized Gains on Investments                   1.41          6.76        2.90        4.35        2.87
----------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                   1.50          6.82        2.95        4.42        3.00
Less Distributions:
  From Net Investment Income                                        (0.05)           --       (0.05)      (0.07)      (0.13)
  In Excess of Net Investment Income                                   --            --          --       (0.01)         --
  From Net Realized Gains                                           (3.50)        (2.55)      (2.88)      (1.88)      (0.67)
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                 (3.55)        (2.55)      (2.93)      (1.96)      (0.80)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $   23.94     $   25.99    $  21.72   $   21.70     $ 19.24
============================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
  Total Return                                                       +6.6%        +34.9%      +13.5%      +25.5%      +18.2%
  Net Assets, End of Period (In Millions)                       $   1,182     $   1,119    $    912   $     835     $   632
  Ratio of Expenses to Average Net Assets without Waivers,
    Absorptions and Fees Paid Indirectly by Advisor                   1.2%          1.2%        1.2%        1.1%        1.2%
  Ratio of Expenses to Average Net Assets                             1.1%          1.1%        1.2%        1.1%        1.2%
  Ratio of Net Investment Income to Average Net Assets                0.4%          0.3%        0.2%        0.4%        0.7%
  Portfolio Turnover Rate                                            83.2%         85.4%       88.5%      101.1%       89.8%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.


12                      See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Strong Opportunity Fund II, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Opportunity Fund II, Inc. (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
January 30, 2001

                      See Notes to Financial Statements.                      13

     This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT10164-0101





     Strong Investments
     P.O. Box 2936  |  Milwaukee, WI 53201
     www.Strong.com


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